UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2018, Leaf Group Ltd. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with a proposed public offering of the Company’s common stock. The Preliminary Prospectus Supplement contains a preliminary estimated range of unaudited financial results of the Company for the three months ended December 31, 2017 and the year ended December 31, 2017. Such financial results are furnished under the heading “Recent Developments” in the excerpts from the Preliminary Prospectus Supplement attached as Exhibit 99.1 to this Current Report on Form 8-K.

Our estimated financial results for the three months ended December 31, 2017 and the year ended December 31, 2017 presented in the Preliminary Prospectus Supplement are preliminary and are subject to the completion of our quarter-end and year-end closing procedures and financial review. The preliminary financial data has been prepared by and is the responsibility of our management. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in the Preliminary Prospectus Supplement relates to the Company’s historical financial information. It does not extend to the preliminary financial results and should not be read to do so. These estimates are not a comprehensive statement of our financial results for these periods and should not be viewed as a substitute for full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles. Our actual results may differ from these estimates as a result of the completion of our quarter-end and year-end closing procedures, review adjustments and other developments that may arise between now and the time our financial results for these periods are finalized, and such changes could be material. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. In addition, these preliminary results of operations for the three months ended December 31, 2017 and the year ended December 31, 2017 are not necessarily indicative of the results to be achieved in any future period.

The information provided in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 5, 2018, the Company filed the Preliminary Prospectus Supplement with the SEC in connection with a proposed public offering of the Company’s common stock . The Preliminary Prospectus Supplement contains an updated description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of updating the description of certain aspects of its business from the disclosure contained in the Company’s prior filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 23, 2017. The updated disclosure is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, except for the portion of the disclosure entitled “Recent Developments” and the information related thereto, which shall not be deemed “filed” and are not incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Excerpts from Preliminary Prospectus Supplement dated, February 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF GROUP LTD.

Date: February 5, 2018	By:	/s/ Daniel Weinrot
Daniel Weinrot
Executive Vice President and General Counsel